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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                          ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   March 18, 2002
                                                  ----------------

                           MedicaLogic/Medscape, Inc.
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              (Exact name of registrant as specified in charter)


          Oregon                    000-28285                   93-0890696
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(State or other jurisdiction     (Commission file              (IRS employer
      of incorporation)           number)                   identification no.)


                           20500 NW Evergreen Parkway
                             Hillsboro, Oregon 97124
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                   (Address of principal executive offices)


Registrant's telephone number, including area code     (503) 531-7000
                                                      ----------------

                                 Not applicable
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         (Former name or former address, if changed since last report)



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Item 5.  Other Events.
 -------------------------------------------------------------------------------

         On January 24, 2002, the Registrant and certain of its subsidiaries entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with GE Medical Systems Information Technologies, Inc. ("GE Medical") for the sale of substantially all of Registrant's assets in connection with its digital health records business (the "DHR Assets") and the assumption of certain of its liabilities, subject to approval of the Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The purchase price under the Asset Purchase Agreement was $20,000,000 in cash and the assumption of the assumed liabilities, subject to adjustment as set forth in the Asset Purchase Agreement.

         In connection with and contemporaneously with the execution and delivery of the Asset Purchase Agreement, Registrant and its five United States subsidiaries filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code with the Bankruptcy Court. The case has been assigned to the Honorable Judge Peter J. Walsh under case numbers 02-10253 through 02-10258.

         The Asset Purchase Agreement was subject to higher and better offers and the approval of the Bankruptcy Court. Pursuant to Order (I) Approving Sale Procedures for Sale of All or Substantially All of the DHR Assets of MedicaLogic/Medscape, Inc. and Certain Debtor Affiliates; (II) Scheduling Date, Time and Place for Auction and Further Hearing to Approve Sale; (III) Approving Form of Notice of the Sale Procedures and Auction; and (IV) approving Form of Cure, entered by the Bankruptcy Court on February 20, 2002, an auction (the "Auction") was held for the sale of the DHR Assets on March 18, 2002. On March 19, 2002, the Registrant announced that GE Medical was the winning bidder in the Auction for a purchase price of $35,250,000 in cash and the assumption of the assumed liabilities, subject to adjustment as set forth in the Asset Purchase Agreement. Also, on March 19, 2002, the Bankruptcy Court entered an order approving the sale of the DHR Assets free and clear of liens to GE Medical. Pursuant to the Asset Purchase Agreement, the sale will close on March 25, 2002 or such later date as agreed by the Debtors and GE Medical.

         The above summary description of the terms of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the Asset Purchase Agreement that was attached as Exhibit 2.1 to the Form 8-K filed by the Registrant on January 25, 2002, as the same was amended by the First Amendment, dated as of March 18, 2002 (the "First Amendment"). The Asset Purchase Agreement is incorporated herein by reference and the First Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         A copy of the Registrant's joint press release, dated March 19, 2002, announcing the results of the Auction is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS

EXHIBIT NO.             DESCRIPTION
-----------             -----------
2.1                     First Amendment, dated as of March 18, 2002

99.1                    Press Release, dated March 19, 2002






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2002


                                  MEDICALOGIC/MEDSCAPE, INC.


                                   By: /s/ Mark Boulding
                                        -----------------------------
                                        Name: Mark Boulding
                                        Title:  General Counsel, EVP & Secretary





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                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION
-----------          -----------
   2.1               First Amendment to Asset Purchase Agreement, dated as of
                     March 18, 2002, among MedicaLogic/Medscape, Inc.,
                     MedicaLogic Enterprises, Inc., MSCP Holdings, Inc.,
                     MedicaLogic of Texas, Inc. and MedicaLogic Pennsylvania,LLC

   99.1              Press Release, dated March 19, 2002